Exhibit 99.2
NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
METRICS SUMMARY
(UNAUDITED)
DISCLAIMER:
The Company strongly encourages investors to read its annual and quarterly filings with the Securities and Exchange Commission (the “SEC Filings”), including the financial statements and description of risk factors therein. Although certain information included in this chart is intended to be identical to information in the SEC Filings, in the event of a conflict between information included in the SEC Filings and in this chart, the SEC Filings should be relied upon. Other information included in this chart represents financial metrics compiled by the Company for internal use in analyzing certain aspects of its business (the “Internal Metrics”). The Internal Metrics represent management’s good faith estimates as of the date of this chart, and the Company makes no guarantee as to either their accuracy or completeness. The Company does not undertake any obligation to update this chart to reflect new information, future events or otherwise.
TOTAL COMPANY

All numbers in $000s except Per Share, People data and	2010	2009				2009	2008
percentages	Q1	Q4	Q3	Q2	Q1	Full Year	Full Year
Revenues Before Reimbursements	$153,870	$153,051	$159,153	$157,332	$167,212	$636,748	$727,062
Reimbursements	19,680	20,907	18,210	16,224	15,150	70,491	83,578
Total Revenues	173,550	173,958	177,363	173,556	182,362	707,239	810,640
Y/Y Growth rate	-5%	-10%	-10%	-18%	-12%	-13%	6%
Q/Q Growth rate	0%	-2%	2%	-5%	-6%	N/A	N/A

Geographic Revenues as % of Total
U.S. Operations	84%	82%	84%	84%	86%	84%	83%
Non U.S. Operations	16%	18%	16%	16%	14%	16%	17%

Cost of Services Before Reimbursements	102,230	103,766	100,545	101,967	110,267	416,545	444,035
% of Revenues Before Reimbursements	66%	68%	63%	65%	66%	65%	61%

General & Administrative Expenses	30,460	28,142	32,500	33,513	34,893	129,048	155,378
% of Revenues Before Reimbursements	20%	18%	20%	21%	21%	20%	21%

EBITDA (1)	21,180	19,013	25,238	17,627	21,752	83,630	124,976
% of Revenues Before Reimbursements	14%	12%	16%	11%	13%	13%	17%
Adjusted EBITDA (excluding office consolidation and severance expense) (1)	22,016	25,448	27,653	23,192	25,059	101,352	131,909
% of Revenues Before Reimbursements	14%	17%	17%	15%	15%	16%	18%

Operating Income	14,583	11,603	17,716	9,528	12,884	51,731	88,754
% of Revenues Before Reimbursements	9%	8%	11%	6%	8%	8%	12%
Net Income	6,447	4,789	8,340	3,385	5,433	21,947	40,057
% of Revenues Before Reimbursements	4%	3%	5%	2%	3%	3%	6%
Y/Y Growth rate	19%	-58%	6%	-66%	-50%	-45%	20%
Q/Q Growth rate	35%	-43%	146%	-38%	-52%	N/A	N/A

Net Income Per Diluted Share (EPS)	0.13	0.10	0.17	0.07	0.11	0.44	0.83
Adjusted Net Income Per Diluted Share (excluding the net income impact of office consolidation and severance expense) (2)	0.14	0.18	0.20	0.14	0.16	0.68	0.95
Shares used in computing income per diluted share	50,096	50,018	49,954	49,756	49,449	49,795	48,285

Balance Sheet
Cash and cash equivalents	361	49,144	13,342	5,132	6,743	49,144	23,134
Trade accounts receivable, net	174,690	163,608	185,129	187,201	188,824	163,608	170,464
Days sales outstanding (DSO)	83	78	87	91	87	78	73
Debt	197,275	219,375	222,326	239,717	260,522	219,375	232,479

Share-based compensation expense related to consulting personnel	801	869	955	1,333	1,926	5,083	9,087

Employee Data (Period End) (3)
Billable	1,661	1,666	1,716	1,778	1,920	1,666	1,931
Non-billable	518	511	514	535	573	511	577
Total	2,179	2,177	2,230	2,313	2,493	2,177	2,508

(1)	EBITDA and Adjusted EBITDA are non-GAAP financial measures. See accompanying schedule for reconciliation to operating income.

(2)	Adjusted EPS is a non-GAAP financial measure and excludes the net income impact from office consolidation and severance expense as provided in the accompanying schedule.

(3)	Employee Data represents FTE employees (adjusted for part-time status).

SEGMENT INFORMATION (4)

All numbers in $000s except Per Share, People data and	2010	2009				2009	2008
percentages	Q1	Q4	Q3	Q2	Q1	Full Year	Full Year
Business Segment Revenues
Dispute and Investigative Services	67,894	72,160	76,010	76,758	77,496	$302,424	$356,524
% of Total Revenues	39%	41%	43%	44%	43%	43%	43%
Business Consulting Services	66,250	67,419	65,450	63,393	73,516	269,778	329,550
% of Total Revenues	38%	39%	37%	37%	40%	38%	41%
International Consulting	20,797	21,780	21,279	19,250	17,303	79,612	87,673
% of Total Revenues	12%	13%	12%	11%	9%	11%	11%
Economic Consulting	18,609	12,599	14,624	14,155	14,047	55,425	36,893
% of Total Revenues	11%	7%	8%	8%	8%	8%	5%

Business Segment Revenue Before Reimbursements
Dispute and Investigative Services	63,338	65,359	69,260	70,124	71,903	276,646	324,458
% of Revenues Before Reimbursements	41%	43%	43%	45%	43%	44%	44%
Business Consulting Services	57,399	58,717	58,749	57,883	66,906	242,255	290,257
% of Revenues Before Reimbursements	37%	38%	37%	37%	40%	38%	40%
International Consulting	16,145	17,512	17,266	16,067	15,516	66,361	76,605
% of Revenues Before Reimbursements	11%	11%	11%	10%	9%	10%	11%
Economic Consulting	16,988	11,463	13,878	13,258	12,887	51,486	35,742
% of Revenues Before Reimbursements	11%	8%	9%	8%	8%	8%	5%

Segment Operating Profit (5)
Dispute and Investigative Services	25,408	25,966	30,025	28,369	28,234	112,594	143,870
% of Revenues Before Reimbursements	40%	40%	43%	40%	39%	41%	44%
Business Consulting Services	19,017	18,881	21,763	20,332	23,452	84,428	115,280
% of Revenues Before Reimbursements	33%	32%	37%	35%	35%	35%	40%
International Consulting	3,740	2,661	4,793	4,406	4,176	16,036	22,606
% of Revenues Before Reimbursements	23%	15%	28%	27%	27%	24%	30%
Economic Consulting	6,296	3,402	5,239	4,888	4,644	18,173	14,121
% of Revenues Before Reimbursements	37%	30%	38%	37%	36%	35%	40%

Other Operating Data

Average Billable Full Time Equivalent Headcount
Dispute and Investigative Services	647	701	716	764	810	747	820
Business Consulting Services	706	668	699	735	804	727	836
International Consulting	212	211	215	233	226	221	208
Economic Consulting	114	105	104	100	101	102	62
Total Company	1,679	1,685	1,734	1,832	1,941	1,797	1,926
Average Bill Rate (excluding success fees)
Dispute and Investigative Services	292	282	280	276	278	279	284
Business Consulting Services	218	223	215	210	219	216	223
International Consulting	263	267	259	239	233	248	294
Economic Consulting	367	342	347	344	343	344	332
Total Company	264	260	255	250	252	254	260
Average Utilization (based off 1,850 hrs)
Dispute and Investigative Services	75%	75%	74%	72%	73%	74%	78%
Business Consulting Services	80%	79%	79%	75%	77%	77%	80%
International Consulting	65%	67%	68%	61%	67%	66%	69%
Economic Consulting	90%	76%	81%	87%	85%	82%	96%
Total Company	77%	76%	76%	73%	75%	75%	79%

(4)	During the first quarter of 2010, we made organizational changes in our business which resulted in the formation of additional operating segments and the repositioning of certain service offerings between the segments. Prior year comparative segment data has been restated to be consistent with the current presentation.

(5)	Segment Operating Profit is a measure of profit used by management and excludes certain expense amounts not allocated to the specific reporting segments

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(UNAUDITED)
Non-GAAP Financial Information
This metrics summary includes certain non-GAAP financial information as defined by Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, reconciliations of this non-GAAP financial information to the Company’s financial statements as prepared under generally accepted accounting principles (GAAP) are included in this metrics summary. During 2009, the Company incurred significant severance expense as staffing levels were adjusted to market demand and Navigant executed its strategic refresh initiative involving the redeployment of certain resources. The Company also continues to be impacted by office consolidation expense due to its real estate initiatives including the impact of closing certain offices and changes in market conditions associated with expected sublease proceeds. Adjusted EBITDA exclude the impact of severance and office consolidation expense and adjusted earnings per share excludes the net income impact of severance and office consolidation expense in all periods presented. Severance and office consolidation expense are not considered to be non-recurring, infrequent or unusual to our business, however, management believes providing investors with this information gives additional insights into Navigant’s operating performance. While management believes that these non-GAAP financial measures are useful in evaluating Navigant’s operations, this information should be considered as supplemental in nature and not as a substitute for or superior to, any measure prepared in accordance with GAAP.
EBITDA and Adjusted EBITDA
EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA provides useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for interest, debt service, taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. Adjusted EBITDA excludes the impact of severance and office consolidation expense as discussed above. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	2010	2009				2009	2008
	Q1	Q4	Q3	Q2	Q1	Full Year	Full Year
Operating Income	$14,583	$11,603	$17,716	$9,528	$12,884	$51,731	$88,754
Depreciation	3,801	4,288	4,352	4,320	4,640	17,600	17,302
Accelerated depreciation — office closures included in other operating costs	—	175	115	387	608	1,285	2,534
Amortization	2,796	2,947	3,055	3,392	3,620	13,014	16,386

EBITDA	21,180	19,013	25,238	17,627	21,752	$83,630	$124,976

Add:
Office consolidation (excluding depreciation above)	—	2,130	870	4,225	300	7,525	2,673
Severance expense	836	4,305	1,545	1,340	3,007	10,197	4,260

Adjusted EBITDA (excluding office consolidation and severance expense )	22,016	25,448	27,653	23,192	25,059	101,352	131,909

General and administrative expenses	30,460	28,142	32,500	33,513	34,893	129,048	155,378
Long term compensation expense related to consulting personnel (including share based compensation)	2,821	1,625	3,212	2,630	3,561	11,028	12,850
Severance expense added above	(836)	(4,305)	(1,545)	(1,340)	(3,007)	(10,197)	(4,260)

Total Segment Operating Profit	$54,461	$50,910	$61,820	$57,995	$60,506	231,231	295,877

Adjusted earnings per share (adjusted to exclude the net income impact from office consolidation and severance expense)
The Company discloses adjusted earnings per share to exclude the net income impact from severance and office consolidation expense as discussed above. Management believes the adjusted earnings per share information provides additional insights into Navigant’s ongoing operating performance. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	2010	2009				2009	2008
	Q1	Q4	Q3	Q2	Q1	Full Year	Full Year
Office consolidation expense	$—	$2,305	$985	$4,612	$908	$8,810	$5,207
Tax benefit (6)	—	(930)	(397)	(1,860)	(366)	(3,553)	(2,100)

Net income impact of office consolidation expense	$—	$1,375	$588	$2,752	$542	$5,257	$3,107

Shares used in computing income per diluted share	50,096	50,018	49,954	49,756	49,449	49,795	48,285

Diluted income per share impact of office consolidation expense	$—	$0.03	$0.01	$0.06	$0.01	$0.11	$0.06

Severance expense	$836	$4,305	$1,545	$1,340	$3,007	$10,197	$4,260
Tax benefit(6)	(322)	(1,442)	(480)	(497)	(1,170)	(3,589)	(1,512)

Net income impact of severance expense	$514	$2,863	$1,065	$843	$1,837	$6,608	$2,748

Shares used in computing income per diluted share	50,096	50,018	49,954	49,756	49,449	49,795	48,285

Diluted income per share impact of severance expense	$0.01	$0.06	$0.02	$0.02	$0.04	$0.13	$0.06

Net income	$6,447	$4,789	$8,340	$3,385	$5,433	$21,947	$40,057
Net income impact of office consolidation expense	—	1,375	588	2,752	542	5,257	3,107
Net income impact of severance expense	514	2,863	1,065	843	1,837	6,608	2,748

Adjusted net income, excluding the net income impact of office consolidation and severance expense	$6,961	$9,027	$9,993	$6,980	$7,812	$33,812	$45,912

Shares used in computing income per diluted share	50,096	50,018	49,954	49,756	49,449	49,795	48,285

Adjusted earnings per share, excluding the net income impact of office consolidation and severance expense	$0.14	$0.18	$0.20	$0.14	$0.16	$0.68	$0.95

(6)	Effective tax benefit has been determined based on specific tax jurisdiction.